EXHIBIT 10.2

                          SELLING STOCKHOLDER AGREEMENT

       THIS SELLING STOCKHOLDER AGREEMENT is made this 5th day of September, 2001 (the "Agreement") by and between Mark A. DiSalvo (hereinafter referred to as the "Selling Stockholder") and GUMP & COMPANY, INC., a Delaware corporation.

                              W I T N E S S E T H:
                              --------------------

       WHEREAS, the Company has filed a registration statement on Form SB-2 with the Securities and Exchange Commission (the "Commission") which includes 1,000,000 shares of the Company's common stock owned by Selling Stockholder; and

       WHEREAS, the Company and Selling Stockholder are entering into this Agreement to set the rights, duties and obligations of the Company and Selling Stockholder in connection with the Registration Statement.

       NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

       1. Definitions. As used in this Agreement, the following terms shall have the meaning set forth below:

              (a) "Commission" shall mean the United States Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

              (b) "Common Stock" shall mean the Company's common stock, par value $0.01 per share.

              (c) "Company" shall mean Gump & Company, Inc., a Delaware corporation.

              (d) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission hereunder, all as the same shall be in effect at the time.

              (e)    "Indemnifying Party" shall have the meaning as set forth in
       Section 5 of the Agreement.

              (f) "Person" shall mean an individual, a corporation, a partnership, a limited liability company, a joint venture, a trust, an estate, an unincorporated organization, a government and any agency or political subdivision thereof.

              (g) "Registration Expenses" shall mean all expenses incurred in effecting the registration, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, underwriting expenses, broker commissions or discounts, expenses of any Company audits incident to or required by any such registration and Company expenses of complying with the securities or blue sky laws of any jurisdictions (including fees and disbursements of counsel and other agents for the Selling Stockholder).

              (h) "Registrable Securities" means those Securities identified on Schedule A hereto to be included in the registration statement. Registrable Securities shall not include securities which can be freely sold to the public in the United States without registration under the Securities Act. To the extent any securities may be sold pursuant to the provisions of Rule 144(k) under the Securities Act, such securities shall be deemed capable of being "freely sold to the public" within the meaning of this subsection.


EXHIBIT 10.2 - Page 1

              (i) "Securities Act" shall mean the Securities Act of 1933, as amended.

       2.     Registration.

              (a) Effective Registration. The Company hereby agrees to file as soon as practicable or as soon as reasonably practicable, an amendment to its registration statement on Form SB-2 which was filed with the Commission on July 13, 2001 with respect to all of the Registrable Securities (the "Registration"). The Company agrees to use its commercially reasonable efforts to have the Registration declared effective as soon as reasonably practicable after such filing and to keep the Registration continuously effective (i) for a period of 90 days following the date on which the Registration is declared effective by the Commission or (ii) until all Registrable Securities included in the Registration have been sold by the Selling Stockholder pursuant to the Registration or (iii) until such Registrable Securities can be publicly offered and sold without registration under Rule 144(k) or otherwise, whichever is earlier.

              (b) Plan of Distribution. Upon effectiveness of the Registration, the Registrable Securities may be offered by the Selling Stockholder from time to time in open market transactions (which may include block transactions), or in private transactions at prices relating to prevailing market prices or at negotiated prices. The Selling Stockholder may effect such transactions by selling Registrable Securities to or through broker-dealers, and such broker-dealers may receive compensation in the form of discounts, concessions or commissions from the Selling Stockholder and/or the purchasers of Registrable Securities for whom such broker-dealers may act as agent or to whom they sell as principal or both (which compensation as to a particular broker-dealer might be in excess of customary commissions). The Selling Stockholder and any broker-dealer acting in connection with the sale of the Registrable Securities offered under the Registration may be deemed to be "underwriters" within the meaning of the Securities Act, in which event any discounts, concessions or commissions received by them, which are not expected to exceed those customary in the types of transactions involved, or any profit on resales of the Registrable Securities by them, may be deemed to be underwriting commissions or discounts under the Securities Act.

       3.     Registration Procedures.

              (a) The Company will use its commercially reasonable efforts to cause the Registration to become effective as quickly as practicable, and, in connection therewith, the Company will as expeditiously as possible:

                     (i) notify the Selling Stockholder at any time when a prospectus relating to the Registrable Securities is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits to state any fact required to be stated therein and file promptly an appropriate supplement or amendment to such prospectus correcting any material misstatement or omission;

                     (ii) prepare and file with the Commission a registration statement with respect to such Registrable Securities and prepare and file with the Commission such amendments and post-effective amendments to the registration statement as may be necessary to keep the registration on Form SB-2 effective for 90 days to complete the proposed distribution; cause the prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act, and to comply fully with the applicable provisions of Rules 424 and 430A under the Securities Act in a timely manner; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during the applicable period in accordance with the intended method or methods of distribution by the seller thereof set forth in such registration statement or supplement to the prospectus;



EXHIBIT 10.2 - Page 2

                     (iii) advise the Selling Stockholder promptly and, if requested by any Selling Stockholder, confirm such advice in writing, (A) when the prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to the registration statement or any post-effective amendment thereto, when the same has become effective, (B) of any request by the Commission for amendments to the registration statement or amendments or supplements to the prospectus or for additional information relating thereto, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Registrable Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, (D) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the registration statement, the prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the registration statement or the prospectus in order to make the statements therein not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the registration statement or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Registrable Securities under state securities or blue sky laws, the Company shall use its reasonable efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

                     (iv)   furnish to the  Selling  Stockholder  before  filing
              with the Commission, copies of the registration statement or any prospectus included therein or any amendments or supplements to any such registration statement or prospectus (including all documents incorporated by reference after the initial filing of such registration statement) and consult with the Selling Stockholder prior to the filing of such registration statement or prospectus;

                     (v) if requested by any Selling Stockholder, incorporate in the registration statement or prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such Selling Stockholder may reasonably request to have included therein, with respect to the number of Registrable Securities being sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering and make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be incorporated in such prospectus supplement or post-effective amendment;

                     (vi) furnish to the Selling Stockholder without charge at least one copy of the registration statement as first filed with the Commission and of each amendment thereto, including all documents and all exhibits incorporated therein by reference.

                     (vii) deliver to the Selling Stockholder without charge as many copies of the prospectus (including each preliminary prospectus) and any amendment or supplement thereto as the Selling Stockholder reasonably may request. The Company hereby consents to the use of the prospectus and any amendment or supplement thereto by the Selling Stockholder, in connection with the offering and the sale of the Registrable Securities covered by the prospectus or any amendment or supplement thereto;



EXHIBIT 10.2 - Page 3

                     (viii) register  or  qualify  the  Registrable  Securities, prior to any public offering of Registrable Securities, under the securities or blue sky laws of such jurisdictions as the Selling Stockholder may reasonably request and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the registration statement; provided, however, that the Company shall not be required to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to the service of process in suits or to taxation, other than as to matters and transactions relating to the registration statement, in any jurisdiction where it is not now so subject;

                     (ix) cooperate with the Selling Stockholder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the Selling Stockholder or any underwriter may reasonably request prior to any sale of Registrable Securities;

                     (x) cause the Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Selling Stockholder to consummate the disposition of the Registrable Securities;

                     (xi) enter into such customary agreements (including an underwriting agreement in customary form) in order to expedite or facilitate the disposition of such Registrable Securities by the Selling Stockholder;

                     (xii)  make   available  for   inspection  by  the  Selling
              Stockholder,  any  underwriter  participating  in any  disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by the Selling Stockholder or underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with such registration statement; provided that records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the registration statement or (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction; provided, further, the Selling Stockholder agrees that he will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at his expense, to undertake appropriate action and to prevent disclosure of the Records deemed confidential; and

                     (xiii) use its  reasonable  efforts to take all other steps necessary to effect the registration of the Registrable Securities contemplated hereby.

              (b) Selling Stockholder agrees to furnish to the Company such information regarding the Selling Stockholder and the distribution of such Registrable Securities as requested by the Company and such other information as the Company may from time to time reasonably request, and Selling Stockholder shall promptly advise the Company in writing of any material changes in the information so supplied by the Selling Stockholder.


EXHIBIT 10.2 - Page 4

              (c) Selling Stockholder agrees that upon receipt of any notice from the Company of the happening of any event of the kind described in
       Section 3(a)(i) hereof, the Selling Stockholder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until the Selling Stockholder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(a)(i) hereof and, if so directed by the Company, the Selling Stockholder will deliver to the Company all copies, other than permanent file copies then in the Selling Stockholder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the Company shall extend the period during which such registration statement shall be maintained effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of such notice pursuant to Section 3(a)(i) hereof to and including the date when the Selling Stockholder shall have been sent the copies of the supplemented or amended prospectus contemplated by Section 3(a)(i) hereof.

              (d) The Selling Stockholder agrees that he will comply with the applicable provisions of the Exchange Act and the rules and regulations promulgated thereunder in connection with the disposition of the Registrable Securities covered by the registration statement, including, as applicable, the timely filing of reports with the Commission as required under Sections 13 and 16 of the Exchange Act (Schedule 13D, Form 3, Form 4, etc.).

       4. Expenses. All expenses incident to the Company's performance of, or compliance with, this Agreement including the fees and expenses of counsel to the Selling Stockholder and special experts retained by the Selling Stockholder in connection with the registration of the Registrable Securities and underwriting discounts and commissions and brokerage fees attributable to the sale of Registrable Securities and including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or "blue sky" laws (including fees and disbursements of registrations or exemptions of the Registrable Securities); the fees and expenses associated with any filing with the National Association of Securities Dealers, Inc.; messenger and delivery expenses; fees and expenses of counsel for the Company and its independent certified public accountants (including the expenses of any special audit or "cold comfort" letters required by or incident to such performance); and the fees and expenses of any special experts retained by the Company in connection with such registration (all such expenses being herein called "Registration Expenses"), shall be borne by the Selling Stockholder.

       5.     Indemnification and Contribution.

              (a) The Company agrees to indemnify and hold harmless the Selling Stockholder from and against any and all losses, claims, damages, liabilities and expenses arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus (or any amendment or supplement thereto), or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with the information relating to the Selling Stockholder furnished in writing to the Company by the Selling Stockholder expressly for use in connection therewith.

              (b) If any action, suit or proceeding shall be brought against the Selling Stockholder in respect of which indemnity may be sought against the Company, the Selling Stockholder shall promptly notify the parties against whom indemnification is being sought (collectively the "Indemnifying Parties" and each an "Indemnifying Party"), and such Indemnifying Parties shall assume the defense thereof, including the employment of counsel and payment of all fees and expenses; provided, however, that failure to so notify an Indemnifying Party shall not relieve such Indemnifying Party from any liability unless and to the extent it is prejudiced as a result of such failure. The Selling Stockholder shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the


EXHIBIT 10.2 - Page 5

       Selling Stockholder unless (i) the Indemnifying Parties have agreed in writing to pay such fees and expenses, (ii) the Indemnifying Parties have failed to assume the defense and employ counsel, or (iii) the named parties to any such action, suit or proceeding (including any impleaded parties) include the Selling Stockholder and the Selling Stockholder shall have been advised in writing by its counsel that representation of such indemnified party and any Indemnifying Party by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential differing interests between them (in which case the Indemnifying Party shall not have the right to assume the defense of such action, suit or proceeding on behalf of the Selling Stockholder). It is understood, however, that the Indemnifying Parties shall, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys (in addition to any local counsel) at any time for the Selling Stockholder not having actual or potential differing interests with the remaining Selling Stockholder or among themselves, which firm shall be designated in writing by the Selling Stockholder, and that all such fees and expenses shall be reimbursed as they are incurred. The Indemnifying Parties shall not be liable for any settlement of any such action, suit or proceeding effected without their written consent, but if settled with such written consent, or if there be a final judgment for the plaintiff in any such action, suit or proceeding, the Indemnifying Parties agree to indemnify and hold harmless the Selling Stockholder, to the extent provided in paragraph (a) hereof, from and against any loss, claim, damage, liability or expense by reason of such settlement or judgment.

              (c) The Selling Stockholder agrees to indemnify and hold harmless the Company, and its directors and officers, and any Person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity from the Company to the Selling Stockholder set forth in paragraph (a) hereof, but only with respect to information relating to the Selling
       Stockholder furnished in writing by or on behalf of the Selling Stockholder expressly for use in the registration statement or prospectus; provided, however that the Selling Stockholder shall not be liable for any claims hereunder in an amount in excess of the net proceeds received by the Selling Stockholder from the sale of the Registrable Securities pursuant to the registration statement. If any action, suit or proceeding shall be brought against the Company, any of its directors or officers, or any such controlling Person based on the registration statement or prospectus, and in respect of which indemnity may be sought against a Selling Stockholder pursuant to this paragraph
       (c), the Selling Stockholder shall have the rights and duties given to the Company by paragraph (b) above (except that if the Company shall have assumed the defense thereof the Selling Stockholder shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Selling Stockholder), and the Company, its directors and officers, and any such controlling Person shall have the rights and duties given to the Selling Stockholder by paragraph (b) above.

              (d) If the indemnification provided for in this Section 5 is unavailable (except if inapplicable according to its terms) to an indemnified party under paragraphs (a) or (c) hereof in respect of any losses, claims, damages, liabilities or expenses referred to therein, then an Indemnifying Party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Selling Stockholder, on the other hand, from their sale of Registrable Securities (it being expressly understood and agreed that the Company will receive no proceeds from the sale of the Registrable Securities), or (ii) if the allocation provided by clause (i) above is not permitted by applicable


EXHIBIT 10.2 - Page 6
       law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and the Selling Stockholder, on the other hand, in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and that of the Selling Stockholder, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or by the Selling Stockholder, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

              (e) The Company and the Selling Stockholder agree that it would not be just and equitable if contribution pursuant to this Section 5 were determined by a pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating any claim or defending any such action, suit or proceeding. Notwithstanding the provisions of this Section 5, the Selling Stockholder shall not be required to contribute any amount in excess of the amount by which the net proceeds received by him in connection with the sale of the Registrable Securities exceeds the amount of any damages which the Selling Stockholder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

              (f)    The indemnity and contribution agreements contained in this
       Section 5 and the representations and warranties of the Company set forth in this Agreement shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Selling Stockholder or the Company, its directors or officers or any Person controlling the Company. A successor to a Selling Stockholder, or to the Company, its directors or officers or any Person controlling the Company shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 5.

              (g) No Indemnifying Party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

       6.     Miscellaneous.

              (a) Assignment. This Agreement may not be assigned by any of the parties hereto.

              (b) Entire Agreement. This Agreement, including all exhibits and other instruments or documents referred to herein or delivered pursuant hereto which form a part hereof, contains the entire understanding of the parties hereto in respect of the subject matter contained herein. There are no representations, warranties, promises, covenants or undertakings other than those expressly set forth herein or therein. This Agreement supersedes all prior agreements, whether written or oral, between the parties with respect to the subject matter hereof. This Agreement may be amended only by a written agreement duly executed by the parties hereto. Any condition to a particular party's obligations hereunder may be waived in writing by such party.


EXHIBIT 10.2 - Page 7

              (c) Headings. The headings contained in this Agreement have been inserted for convenience and reference purposes only and shall not affect the meaning or interpretation hereof in any manner whatsoever.

              (d) Invalidity. If any of the terms, provisions or conditions contained in this Agreement shall be declared to be invalid or void in any judicial proceeding, this Agreement shall be honored and enforced to the extent of its validity, and those provisions not declared invalid shall remain in full force and effect.

              (e) Remedies. In the event of a breach or threatened breach by either party of its obligations hereunder, each party acknowledges that the other party will not have an adequate remedy at law and shall be entitled to such equitable and injunctive relief as may be available to restrain the other party from any violation of such obligations. Nothing herein shall be construed as prohibiting either party from pursuing any other remedies available for such breach or threatened breach, including the recovery of damages.

              (f) Disclosure. Any disclosure made in any exhibit hereto shall be deemed to be disclosure in all other applicable exhibits hereto.

              (g) Notices. All notices, requests, demands and other communications required or permitted to be given hereunder shall be deemed given when sent, postage paid, by Registered or Certified Mail, Return Receipt Requested, addressed to each of the parties as follows:

               If to the Company:                 Mark A. DiSalvo
                                                  President
                                                  Gump & Company, Inc.
                                                  192 Searidge Court
                                                  Shell Beach, California 93449
                                                  (805) 773-5350

               If to a Selling Stockholder:       At the address as set forth on
                                                  Schedule A


              (h)    Governing  Law.  This  Agreement   shall  be  governed  by,
       construed and enforced in accordance with the laws of the State of Delaware.

              (i)    Counterparts.   This   Agreement   may   be   executed   in
       counterparts each of which shall be deemed an original and all of which together shall constitute one and the same agreement.

              (j) Exhibits. All exhibits referred to herein shall be attached hereto and shall be deemed to be a part hereof.

              (k) Jurisdiction and Venue. Any action suit or proceeding brought by or on behalf of either of such parties relating to such matters shall be commenced, pursued, defended and resolved only in such courts and any appropriate appellate court having jurisdiction to hear an appeal from any judgment entered in such courts. The parties hereby agree that service of process may be made in any manner permitted by the rules of such courts and the laws of the State of Delaware.



EXHIBIT 10.2 - Page 8

       IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                            GUMP & COMPANY, INC.


                                            By:  /s/ Mark A. DiSalvo
                                               ---------------------------------
                                               Mark A. DiSalvo, President


                                            SELLING STOCKHOLDER:


                                                 /s/ Mark A. DiSalvo
                                            ------------------------------------
                                            MARK A. DiSALVO








EXHIBIT 10.2 - Page 9

                                   SCHEDULE A

                              GUMP & COMPANY, INC.

                            SELLING STOCKHOLDER LIST


                                                                   Percentage of
                                                                     Shares of
                                                                   the Company's
                                                                   Common Stock
 Name of Selling                                      Registrable      Being
   Stockholder       Address of Selling Stockholder   Securities    Registered
------------------   ------------------------------   -----------  -------------

Mark A. DiSalvo      192 Searidge Court                1,000,000       49.2%
                     Shell Beach, California 93449










EXHIBIT 10.2 - Page 10